UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary proxy statement

☐	Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Coronado Biosciences, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Notice of

Special Meeting

and

Proxy Statement

24 New England Executive Park, Suite 105

Burlington, Massachusetts 01803

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 30, 2013

To the Stockholders of Coronado Biosciences, Inc.:

Notice is hereby given that a special meeting of stockholders of Coronado Biosciences, Inc. (the “Company”) will be held on September 30, 2013 at the New York Hilton Midtown, 1335 Avenue of the Americas, New York, New York 10019, at 10:00 a.m., EDT. The meeting is called for the following purposes:

1.	To approve the amendment of the Company’s amended and restated certificate of incorporation, as amended to increase the number of authorized shares of its capital stock from 65,000,000 shares to 115,000,000 shares and to increase the number of authorized shares of its common stock from 50,000,000 shares to 100,000,000 shares; and

2.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

The close of business on August 28, 2013 has been fixed as the record date for the determination of the Company’s stockholders entitled to notice of, and to vote at, the meeting. The Company’s stock transfer books will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s offices during the 10-day period preceding the meeting.

All of the Company’s stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, the Board of Directors respectfully requests that you sign, date, and return the enclosed proxy card promptly in the enclosed postage-paid envelope. Alternatively, you may vote by toll-free telephone call or electronically via the Internet by following instructions on the enclosed proxy card. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.

By Order of the Board of Directors,

/s/ Harlan F. Weisman
Harlan F. Weisman, M.D.
Chairman and Chief Executive Officer

Burlington, Massachusetts

Dated: September 3, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 30, 2013: This Proxy Statement (including a form of proxy card) is available under the Investors—SEC Filings—Special Meeting Materials section of the Company’s website at www.coronadobiosciences.com.

CORONADO BIOSCIENCES, INC.

Proxy Statement

for the

Special Meeting of Stockholders

To Be Held September 30, 2013

CORONADO BIOSCIENCES, INC.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 30, 2013

Information Concerning Solicitation and Voting

This Proxy Statement is furnished to holders of the Company’s common stock in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Special Meeting of Stockholders to be held on September 30, 2013 at 10:00 a.m. EDT at the New York Hilton Midtown located at 1335 Avenue of the Americas, New York, New York 10019, or for use at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. Only stockholders of record at the close of business on August 28, 2013 are entitled to notice of and to vote at the meeting.

This Proxy Statement was first mailed on or about September 3, 2013 to stockholders entitled to vote at the meeting. Each holder of the Company’s common stock is entitled to one vote for each share held as of the record date with respect to all matters that may be considered at the meeting. Stockholder votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the meeting.

The Company bears the expense of soliciting proxies. The Company’s directors, officers, or employees may solicit proxies personally or by telephone, telegram, facsimile, or other means of communication. The Company does not intend to pay additional compensation for doing so. In addition, the Company might reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of the Company’s common stock, for their expenses in forwarding soliciting materials to those beneficial owners.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:	Who may vote at the meeting?

A:	The Board of Directors set August 28, 2013 as the record date for the meeting. If you owned shares of the Company’s common stock at the close of business on August 28, 2013, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of the Company’s common stock held on all matters to be voted on. As of August 28, 2013, there were — shares of the Company’s common stock outstanding and entitled to vote at the meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, the Company has sent these proxy materials to you directly.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, these proxy materials have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Q:	What is the quorum requirement for the meeting?

A:	A majority of the Company’s outstanding shares of capital stock entitled to vote as of the record date must be present at the meeting in order for the Company to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

•	Are present and entitled to vote in person at the meeting; or

•	Properly submitted a proxy card or voter instruction card in advance of or at the meeting.

If you are present in person or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. The proposal listed in this Proxy Statement identifies the votes needed to approve or ratify the proposed action.

Q:	What proposals will be voted on at the meeting?

A:	The sole proposal to be voted on at the meeting is to approve the amendment of the Company’s amended and restated certificate of incorporation, as amended to increase the number of authorized shares of its capital stock from 65,000,000 shares to 115,000,000 shares and to increase the number of authorized shares of its common stock from 50,000,000 shares to 100,000,000 shares.

The Company will also consider any other business that properly comes before the meeting. As of the record date, the Company is not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their best judgment.

Q:	Can I access these proxy materials on the Internet?

A:	Yes. The Notice, Proxy Statement and form of proxy card are available in PDF and HTML format under the Investors—SEC Filings—Special Meeting Materials section of the Company’s website at www.coronadobiosciences.com. All materials will remain posted on www.coronadobiosciences.com until the conclusion of the meeting.

Q:	How may I vote my shares in person at the meeting?

A:	If your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. You will need to present a form of personal photo identification in order to be admitted to the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	How can I vote my shares without attending the meeting?

A:	Whether you hold shares of the Company’s common stock directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. If you are the stockholder of record, you may submit your proxy by mail by signing and dating your proxy card and submitting it in the postage-paid envelope enclosed with this Proxy Statement. Alternatively, you may vote by toll-free telephone call or electronically via the Internet by following the instructions on the enclosed proxy card. If you are the beneficial owner of shares of Company common stock, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Q:	How can I change my vote after submitting it?

A:	If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

•

Filing a written notice of revocation bearing a later date than the proxy with the Company’s corporate secretary either before the meeting, at 24 New England Executive Park, Suite 105, Burlington, Massachusetts 01803, or at the meeting, at the New York Hilton Midtown, 1335 Avenue of the Americas, New York, New York 10019;

•

Duly executing a later-dated proxy relating to the same shares and delivering it to the Company’s corporate secretary either before the meeting, at 24 New England Executive Park, Suite 105, Burlington, Massachusetts 01803, or at the meeting and before the taking of the vote, at the New York Hilton Midtown, 1335 Avenue of the Americas, New York, New York 10019; or

•	Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy).

If you are a stockholder of record voting by telephone or via the Internet, you may also revoke your proxy by attending the meeting and voting in person, by submitting the proxy card in accordance with the instructions thereon or by voting again at a later time, by telephone or via the Internet (your latest telephone or Internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote in person at the meeting if you obtain a legal proxy from them as described in the answer to a previous question.

Q:	Where can I find the voting results of the meeting?

A:	The Company will announce the preliminary voting results at the meeting. The Company will publish the results in a Form 8-K filed with the United States Securities and Exchange Commission, or SEC, within four business days of the meeting.

PROPOSAL ONE

AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CORONADO BIOSCIENCES, INC., AS AMENDED

The Board of Directors has unanimously determined that it is advisable to amend Article IV, Section A of the Company’s amended and restated certificate of incorporation, as amended (the “Charter”) to increase the number of authorized shares of its capital stock from 65,000,000 shares to 115,000,000 shares and to increase the number of authorized shares of its common stock from 50,000,000 shares to 100,000,000 shares.

Currently, the Charter authorizes an aggregate of 65,000,000 shares of capital stock. These shares consist of 50,000,000 shares of the Company’s common stock and 15,000,000 shares of its preferred stock. Neither the Charter nor the Company’s amended and restated bylaws provide for cumulative voting for either common stock or preferred stock. The preferred stock may be issued in such classes and series with such rights and privileges as the Board of Directors may determine.

As of August 5, 2013, we had no shares of preferred stock issued and outstanding. However, at that time, the Board of Directors had authorized 452,923 shares of Series C preferred stock that are issuable upon the exercise of outstanding warrants that will automatically convert into shares of common stock upon the exercise of such warrants.

As of August 5, 2013, there were 31,901,334 shares of the Company’s common stock issued and outstanding. After taking into account 4,208,429 shares underlying outstanding and unexercised stock options, 2,270,191 shares remaining for issuance under the Coronado Biosciences, Inc. 2007 Stock Incentive Plan, 2013 Stock Incentive Plan, and 2012 Employee Stock Purchase Plan, 1,063,644 outstanding warrants exercisable for shares of common stock, and assuming the remaining $12.2 million of common stock as of August 5, 2013 is sold under the Company’s Registration Statement on Form S-3 filed with the SEC on September 17, 2012 and up to $70.0 million (“Initial Sales”) of common stock is sold under the Company’s Registration Statement on Form S-3 filed with the SEC on July 12, 2013 once it is declared effective (the “2013 Form S-3”), both at $10.02 per share (the closing price of the Company’s common stock on August 5, 2013), there remains only 2,330,798 shares of the Company’s common stock available for other future issuances.

The Board of Directors has not approved any other changes to the Charter. The proposed language of Article IV, Section A is set forth below in its entirety:

This Corporation is authorized to issue two classes of stock to be designated “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 115,000,000 shares, 100,000,000 of which shall be Common Stock, par value $0.001 per share, and 15,000,000 of which shall be Preferred Stock, par value $0.001 per share.

If the amendment to the Charter is approved by the stockholders, the Company will file a certificate of amendment to its Charter with the office of the Delaware Secretary of State. The Company anticipates making that filing promptly following the special meeting of stockholders.

Purpose of the Amendment

The Board of Directors believes that an increase in the number of authorized shares of the Company’s common stock is prudent to assure that a sufficient number of shares of its common stock are available for issuance in the future if the Board deems it to be in the Company’s and its stockholders’ best interests.

The additional authorized but unissued shares of common stock will be available for issuance from time to time as the Board of Directors deems advisable or required for various purposes, including, but not limited to, raising additional capital pursuant to the 2013 Form S-3 once effective and Initial Sales thereunder are complete, facilitating potential acquisitions of or mergers with other companies or acquisitions of businesses, and/or effecting stock splits. The Board will be able to authorize the issuance of shares for these purposes without the necessity, and related costs and delays, of either calling another special meeting of stockholders or waiting for the next regularly scheduled annual meeting of stockholders. Issuances of additional capital stock might require stockholder approval under the Nasdaq Marketplace Rules or other applicable rules, in which case we would present the matter to the Company’s stockholders for approval. While we have no current plans to issue any of the shares that will be authorized if the increase is approved, we may use any of the increased shares if deemed advisable by the Board at the time and in the manner approved by the Board.

Possible Effects of the Amendment

Upon issuance, the additional shares of authorized common stock would have rights identical to the currently outstanding shares of the Company’s common stock. Adoption of the amendment would not have immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, as is true for shares presently authorized but unissued, the future issuance of common stock authorized by the amendment may, among other things, dilute the earnings per share of the common stock, decrease existing stockholders’ percentage equity ownership, dilute the voting rights of existing stockholders and, depending on the price at which they are issued, could have a negative effect on the market price of the common stock. Current stockholders have no preemptive or similar rights. Accordingly, current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership thereof.

The Company has not proposed the increase in the number of authorized shares of its common stock with the intention of using the additional authorized shares for anti-takeover purposes, but it would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could sell shares of the Company’s common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Such a sale could have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Company’s common stock, to acquire the Company since the issuance could be used to dilute the stock ownership of the acquirer. Although this proposal to increase the number of shares of authorized common stock has been prompted by business and financial considerations and not by any threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future attempts by the Company to oppose changes in control of the Company and perpetuate current management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Other provisions of Delaware law and the Charter might have additional anti-takeover consequences. For example, the Company is subject to Section 203 of the Delaware General Corporation Law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the date the person became an interested stockholder, unless: (a) the board of directors approves the transaction in which the stockholder became an interested stockholder prior to the date the interested stockholder attained that status; (b) when the stockholder became an interested stockholder, he or she owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers and certain shares owned by employee benefits plans; or (c) on or subsequent to the date the business combination is approved by the board of directors, the business combination is authorized by the affirmative vote of at least 66 2/3% of the voting stock of the corporation at an annual or special meeting of stockholders. Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. The existence of this provision would be expected to have an anti-takeover effect with respect to transactions not approved in advance by the Board of Directors, including discouraging attempts that might result in a premium over the market price for shares of the Company’s common stock. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns, or is an affiliate or associate of the corporation and within three years prior to the determination of interested stockholder status did own, 15% or more of a corporation’s voting stock.

In addition, the Board of Directors is authorized, subject to certain limitations prescribed by law, without further stockholder approval, to issue shares of preferred stock in one or more series and to fix or alter the designations, preferences, rights and any qualifications, limitation or restrictions of shares of each such series thereof, including the dividend rights, dividend rates, conversion rights, voting rights and terms of redemption of shares constituting any series or designations of such series. The rights of the holders of common stock will be subject to and may be adversely affected by, the rights of holders of preferred stock that may be issued in the future. Issuance of preferred stock could have the effect of making it more difficult for a third party to acquire or of discouraging a third party from acquiring a majority of the outstanding voting stock of the Company.

Required Vote

Approval of the amendment to the Charter requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Company’s common stock issued and outstanding on the record date. In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the meeting and the total number of shares represented and voting on this proposal. However, since the approval of the amendment to the Charter is considered a routine matter, broker non-votes will not impact the approval of the proposal.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the amendment to the Charter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of August 5, 2013 unless otherwise noted below for the following:

•	each person or entity known to own beneficially more than 5% of the Company’s outstanding common stock as of the date indicated in the corresponding footnote;

•	each of the Company’s directors and named executive officers; and

•	all of the Company’s directors and executive officers as a group.

Applicable percentage ownership is based on 31,901,334 shares of the Company’s common stock outstanding as of August 5, 2013, unless otherwise noted below, together with applicable options for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options currently exercisable, or exercisable within 60 days after August 5, 2013, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed stockholder is c/o Coronado Biosciences, Inc., 24 New England Executive Park, Suite 105, Burlington, Massachusetts 01803.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficially Owned
Elliott Associates, L.P.(1)	3,731,279	11.7%
Lindsay A. Rosenwald, M.D.(2)	3,594,511	11.3%
FMR LLC(3)	3,017,032	9.5%
LAR State Trusts and LAR Family Trusts(4)	1,464,869	4.6%
J. Jay Lobell(5)	356,066	1.1%
Noah D. Beerman(6)	165,000	*
Eric K. Rowinsky, M.D.(7)	133,993	*
Dale Ritter(8)	101,503	*
Karin Hehenberger, M.D., Ph.D.(9)	95,925	*
Lucy Lu, M.D.(10)	94,524	*
Harlan F. Weisman, M.D.(11)	38,333	*
Jimmie Harvey, Jr. M.D.(12)	21,667	*
Michael W. Rogers(12)	21,667	*
David J. Barrett(12)	21,667	*
All directors and executive officers as a group (11 persons)	4,644,856	14.3%

*	Less than 1%.
(1)	Based on information contained in Schedule 13G/A filed with the SEC on June 26, 2012 by Elliott Associates, L.P. (“Elliott Associates”), Elliott International, L.P. (“Elliott International”), and Elliott International Capital Advisors Inc. (“International Advisors”). Includes 792,328 shares of common stock held directly by Elliott Associates, 1,284,053 shares of common stock held directly by Manchester Securities Corp., a wholly owned subsidiary of Elliott Associates (“Manchester”) and 1,654,898 shares of common stock held directly by Elliott International and indirectly by International Advisors. Manchester’s address is 712 Fifth Avenue, New York, New York 10019. On Schedule 13G/A, Elliott Associates, Elliott International, and International Advisors did not list any natural persons having voting and/or dispositive powers over the shares held of record by the company.
(2)	Includes 3,594,511 shares of common stock, 2,659,001 shares of which are held directly by Dr. Rosenwald, 170,983 shares of which are held by Capretti Grandi, LLC, 742,861 shares of which are held by Paramount Biosciences, LLC (“PBS”), and 21,666 shares of which are issuable upon the exercise of options exercisable within 60 days of August 5, 2013. Dr. Rosenwald has voting and dispositive control over the shares held by Capretti Grandi, LLC and PBS. Does not include (i) 453,822 shares of common stock held by the LAR Family Trusts, (ii) 11,047 shares of common stock underlying warrants held by the LAR Family Trusts, or (iii) 1,000,000 shares of common stock held by state trusts established for the benefit of Dr. Rosenwald’s family, over which Dr. Rosenwald does not have any voting or dispositive control.

(3)	Based on the information contained in Schedule 13G filed with the SEC on March 11, 2013 by FMR LLC (“FMR”), Edward C. Johnson 3d, Fidelity Management & Research Company (“Fidelity”) and Pyramis Global Advisors Trust Company (“Pyramis”). Fidelity, a wholly owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 (the “Investment Advisers Act”), is the beneficial owner of 696,300 shares of common stock, as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Mr. Johnson and FMR, through their control of Fidelity, have the sole power to dispose of 696,300 shares owned by Fidelity. Pyramis Global Advisors, LLC (“PGA”), an indirect wholly owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act, is the beneficial owner of 36,690 shares of common stock, as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act of 1940. Mr. Johnson and FMR, through their control of PGA, each has sole dispositive power over 36,690 shares and sole power to vote or to direct the voting of 36,690 shares of common stock owned by the institutional accounts or funds advised by PGA. Pyramis, an indirect wholly owned subsidiary of FMR and a bank as defined in Section 3(a)(6) of the Exchange Act, is the beneficial owner of 2,284,042 shares of common stock, as a result of its serving as investment manager of institutional accounts owning such shares. Mr. Johnson and FMR, through their control of Pyramis, each has sole dispositive power over 2,284,042 shares and sole power to vote or to direct the voting of 2,284,042 shares of common stock owned by the institutional accounts managed by Pyramis. FMR’s address is 82 Devonshire Street, Boston, Massachusetts 02109.
(4)	Mr. Gross is the trustee of four state trusts established for the benefit of Lindsay Rosenwald and his family, which own an aggregate of 1,000,000 shares of the Company’s capital stock as follows: (a) Lindsay A. Rosenwald 2000 Irrevocable Indenture of Trust dated May 24, 2000 (Delaware) owns 720,000 shares of common stock; (b) Lindsay A. Rosenwald Alaska Irrevocable Indenture of Trust dated August 28, 2001 owns 80,000 shares of common stock; (c) Lindsay A. Rosenwald Nevada Irrevocable Indenture of Trust dated January 6, 2003 owns 100,000 shares of common stock; and (d) Lindsay A. Rosenwald Rhode Island Irrevocable Indenture of Trust dated August 28, 2001 owns 100,000 shares of common stock. Mr. Gross is also the trustee of the LAR Family Trusts which hold 464,869 shares, 11,047 of which relate to warrants held by the LAR Family Trusts. Mr. Gross may be deemed to beneficially own the shares held by these trusts because he has sole voting and dispositive control over all shares held by these trusts. Mr. Gross’s address is c/o AmTrust Financial Services, 59 Maiden Lane, 6th Floor, New York, New York 10038.
(5)	Includes 331,000 shares held directly by Mr. Lobell, 21,667 shares issuable upon the exercise of options exercisable within 60 days of August 5, 2013, and 3,399 shares issuable upon the exercise of warrants exercisable within 60 days of August 5, 2013.
(6)	Includes 15,000 shares held directly by Mr. Beerman and 150,000 shares issuable upon the exercise of options exercisable within 60 days of August 5, 2013.
(7)	All 133,993 shares are issuable upon exercise of options exercisable within 60 days of August 5, 2013.
(8)	Includes 11,503 shares held jointly by Mr. Ritter and his spouse and 90,000 shares issuable upon exercise of options exercisable within 60 days of August 5, 2013.
(9)	Includes 20,925 shares held directly by Dr. Hehenberger and 75,000 shares are issuable upon exercise of options exercisable within 60 days of August 5, 2013.
(10)	Includes 19,524 shares held directly by Dr. Lu and 75,000 shares issuable upon exercise of options exercisable within 60 days of August 5, 2013.
(11)	Includes 30,000 shares held directly by Dr. Weisman and 8,333 shares issuable upon exercise of options exercisable within 60 days of August 5, 2013.
(12)	All 21,667 shares are issuable upon exercise of options exercisable within 60 days of August 5, 2013.

STOCKHOLDER PROPOSALS

Under rules prescribed by the SEC, stockholders must follow certain procedures to include an item of business in definitive proxy materials for special meetings of stockholders. In particular, they must submit notice to companies of business related to special meetings at a reasonable time before companies begin to print and mail definitive proxy materials.

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, we intend to retain discretionary authority to vote proxies with respect to stockholders proposals for which the proponent does not seek inclusion of the proposed matter in this Proxy Statement for the special meeting.

HOUSEHOLDING MATTERS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement and Notice may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Proxy Statement either now or in the future, please contact the Company’s corporate secretary either by calling 781-652-4525 or by writing Attn: Corporate Secretary, 24 New England Executive Park, Suite 105, Burlington, Massachusetts 01803. Upon written or oral request to the corporate secretary, the Company will provide a separate copy of this Proxy Statement and Notice. In addition, stockholders sharing an address can request delivery of a single copy of proxy statements if they are receiving multiple copies upon written request to the Company’s corporate secretary at the address and telephone number stated above.

OTHER MATTERS

The Company does not know of any other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors recommends.

Dated: September 3, 2013	THE BOARD OF DIRECTORS

DIRECTIONS TO THE SPECIAL MEETING

New York Hilton Midtown

1335 Avenue of the Americas, New York, New York 10019

From LaGuardia Airport:

Take Grand Central Parkway to Brooklyn Queens Expressway South to Long Island Expressway West. Follow signs for Queens Midtown Tunnel to 34th Street. Take 34th Street West to Avenue of the Americas (6th Avenue). Make a right and go to 53rd Street.

From John F. Kennedy International Airport:

Take Van Wyck Expressway North to Long Island Expressway West and watch for signs to Queens Midtown Tunnel to 34th Street. Go west across 34th Street to Avenue of the Americas (6th Avenue). Make a right and go to 53rd Street.

From Newark International Airport:

Look for signs to New Jersey Turnpike (I-95 N). Follow signs to Lincoln Tunnel. Lincoln Tunnel tunnel exits at West 40th Street and 9th Avenue. Drive east on 40th Street to Avenue of the Americas (6th Avenue). Turn left on 53rd Street.

CORONADO BIOSCIENCES, INC ATTN: DALE RITTER 24 NEW ENGLAND EXECUTIVE PARK, SUITE 105 BURLINGTON, MA 01803	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal:
						For	Against	Abstain

1.   Approval of the amendment of the Coronado Biosciences, Inc. amended and restated certificate of incorporation, as amended to increase the number of authorized shares of its capital stock from 65,000,000 shares to 115,000,000 shares and to increase the number of authorized shares of its common stock from 50,000,000 shares to 100,000,000 shares.

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NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Stockholders. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposal 1.

		Yes	No
Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

0000183887_1    R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Stockholders and Proxy Statement is/are available at www.proxyvote.com.

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CORONADO BIOSCIENCES, INC.

Proxy for Special Meeting of Stockholders

September 30, 2013 10:00 AM, EDT

This proxy is solicited by the Board of Directors

The undersigned stockholder of Coronado Biosciences, Inc. acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated September 3, 2013. The undersigned stockholder also appoints Lucy Lu, MD and Dale Ritter, and each of them, with full power of substitution and power to act alone, as proxies to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Coronado Biosciences, Inc. that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, EDT on September 30, 2013, at the New York Hilton Midtown, 1335 Avenue of the Americas, New York, New York 10019, and any adjournment or postponement thereof.

Continued and to be signed on reverse side

0000183887_2    R1.0.0.51160